Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 31,364.51
Total Fee Amount	31,364.51
Total Transaction Valuation	227,114,486.86
Total Offset Amount	0.00
Net Fee	$ 0.00